UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2020

LIBERTY TRIPADVISOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36603	46-3337365
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series A common stock	LTRPA	The Nasdaq Stock Market LLC
Series B common stock	LTRPB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On May 5, 2020, Tripadvisor, Inc., a Delaware corporation (“Tripadvisor”), Tripadvisor Holdings, LLC, a Massachusetts limited liability company (“Holdings”), and Tripadvisor LLC, a Delaware limited liability company, entered into the Second Amendment (the “Second Amendment”), among Tripadvisor, Holdings, Tripadvisor LLC, the other Borrowers party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent, BofA Securities, Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., SunTrust Robinson Humphrey, Inc., and U.S. Bank National Association, as Joint Lead Arrangers and Joint Bookrunners; Bank of America, N.A., BMO Capital Markets Corp., BNP Paribas Securities Corp., SunTrust Robinson Humphrey, Inc. and U.S. Bank National Association, as Co-Syndication Agents; and Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents. The Second Amendment modifies the Credit Agreement dated as of June 26, 2015 (as amended by the First Amendment dated May 12, 2017 and the Second Amendment, the “Amended Credit Agreement”), among Tripadvisor, Holdings, Tripadvisor LLC, the other Borrowers from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent and London Agent. All defined terms not otherwise defined herein shall have the meaning ascribed to them in the Amended Credit Agreement.

The Second Amendment, among other things:

●	Suspends the leverage ratio covenant for each fiscal quarter ending after the effective date of the Second Amendment and ending prior to September 30, 2021 (or such earlier date as may be elected by Tripadvisor in its sole discretion) (such period, the “Leverage Covenant Holiday”);
●	adds a minimum liquidity covenant, which requires that Tripadvisor and its wholly owned subsidiaries to maintain $150,000,000 of unrestricted cash, cash equivalents and short-term investments less deferred merchant payables plus available revolver capacity, and which shall apply solely during the Leverage Covenant Holiday;
●	increases the interest rate margins applicable to revolving loans outstanding and increases the commitment fee on unused revolving commitments, in each case, during any period commencing with the effective date of the Second Amendment and through the Leverage Covenant Holiday; and
●	decreases the aggregate amount of revolving loan commitments available under the Amended Credit Agreement from $1.2 billion to $1.0 billion.

In connection with the Second Amendment and as collateral to secure the obligations of Tripadvisor and its subsidiaries under the Amended Credit Agreement, Tripadvisor and certain of its subsidiaries have pledged, and granted security interests and liens in and on, substantially all of their respective tangible and intangible assets (including accounts receivable, contract rights and other general intangibles, intellectual property, inventory, equipment, goods, instruments and equity interests and other investment property, and intercompany indebtedness), in each case, subject to customary exceptions. The foregoing pledges, security interests and liens will remain in effect until the Collateral Release Date (as defined in the Amendment).

The Amended Credit Agreement includes restrictions on the ability of Tripadvisor and its subsidiaries to incur additional indebtedness, repurchase shares, and make investments, dispositions, dividends and other payments, with certain exceptions as more specifically described in the Amended Credit Agreement.

The Amended Credit Agreement contains customary events of default. If an event of default occurs and is continuing, then, among other things, the lenders may declare any outstanding obligations under the Amended Credit Agreement to be immediately due and payable and exercise rights and remedies against the collateral.

Except as amended by the Second Amendment, the remaining terms of the Credit Agreement remain in full force and effect. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment filed as Exhibit 10.1 to Tripadvisor’s Current Report on Form 8-K (File No. 001-35362), filed with the Securities Exchange Commission (“SEC”) on May 7, 2020, and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the discussion set forth in Item 1.01, “Entry into a Material Definitive Agreement,” of this Current Report on Form 8-K, which discussion is incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1

Second Amendment, dated as of May 5, 2020, by and among Tripadvisor, Inc., Tripadvisor Holdings, LLC, Tripadvisor LLC, the other Borrowers party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent, BofA Securities, Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., SunTrust Robinson Humphrey, Inc., and U.S. Bank National Association, as Joint Lead Arrangers and Joint Bookrunners; Bank of America, N.A., BMO Capital Markets Corp., BNP Paribas Securities Corp., SunTrust Robinson Humphrey, Inc. and U.S. Bank National Association, as Co-Syndication Agents; and Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents (incorporated by reference to Exhibit 10.1 to Tripadvisor’s Current Report on Form 8-K (File No. 001-35362), filed with the SEC on May 7, 2020).

101.INS	Inline XBRL Instance Document - the instance document does not appear in Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2020

LIBERTY TRIPADVISOR HOLDINGS, INC.

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

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